OTHER INCOME, NET	6 Months Ended
Jun. 30, 2025
Other Nonoperating Income (Expense) [Abstract]
OTHER INCOME, NET

NOTE 19 – OTHER INCOME, NET

The following table shows the details of net other income (expenses) for the six-month periods ended June 30, 2025 and 2024:

	2025	2024
Government grant	$87,823	$36,036
Exchange gains (losses)	30,641	77,346
Bank charges	(5,666)	(3,975)
Miscellaneous income	60,403	43,774
Miscellaneous expenses	(5,794)	(7,230)
Total other income (expenses), net	$167,406	$145,952